SCHEDULE OF COMPONENTS OF LEASE EXPENSES (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Lease
Amortization of right-of-use assets	$ 2,033	¥ 14,437	¥ 24,158
Interest of operating lease liabilities	414	3,210	1,414
Expenses for short-term leases within 12 months and other non-lease component	226	2	2,315
Total lease cost	$ 2,673	¥ 19,669	¥ 27,887